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                                                                   EXHIBIT 10.18

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.


                                                            April 15, 1996
                      WARRANT TO PURCHASE SHARES OF COMMON
                  STOCK OF NITINOL MEDICAL TECHNOLOGIES, INC.


     This certifies that Lloyd A. Marks (the "Holder"), for value received is entitled, subject to the adjustment and to the other terms set forth below, to purchase from NITINOL MEDICAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), Ten Thousand (10,000) fully paid and nonassessable shares of the Company's Common Stock, $.001 par value (the "Stock"), at a price of $.01 per share (the "Stock Purchase Price") at any time or from time to time, on or after April 15, 1996 but before 5:00 p.m. (New York Time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 263 Summer Street, 7th Floor, Boston, Massachusetts 02210 Attention: President (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the form of Subscription Agreement attached hereto duly filled in and signed upon payment in cash or cashier's check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. To the extent that the holders of options to purchase Stock granted pursuant to the Company's 1994 Stock Option Incentive Plan are accorded a "net exercise" right with respect to such options whereby the Company will withhold from the Stock that would otherwise be issued upon exercise of such options that number of shares of Stock having a fair market value equal to the option exercise price, the Company will grant such "net exercise" right to the Holder with respect to the exercise of this Warrant. The Stock Purchase Price and, in some cases, the number of shares purchasable hereunder are subject to adjustment as provided in
Section 3 of this Warrant. This Warrant and all rights hereunder, to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date. "Expiration Date" shall mean April 16, 2001.

     This Warrant is subject to the following terms and conditions:

     1.  Exercise; Issuance of Certificates; Payment for Shares; Duration of
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Exercise of Warrant.  This Warrant is exercisable at the option of Holder at any
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time or from time to time on or after April 15, 1996 but before 5:00 p.m. (New
York Time) on the Expiration Date for all or a portion of the shares of Stock which may be purchased hereunder. The Company agrees that the shares of Stock purchased under this Warrant (the "Warrant Shares") shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company or its transfer agent at the Company's expense within a reasonable time after the rights represented by this Warrant
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have been exercised.  Each stock certificate so delivered shall be in such denominations of Stock as may be requested by Holder and shall be registered in the name of Holder. If, upon exercise of this Warrant, fewer than all of the shares of Stock evidenced by this Warrant are purchased prior to the Expiration Date of this Warrant, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Stock not purchased upon exercise of this Warrant.

     2.  Shares to Be Fully Paid; Reservation of Shares.  The Company covenants
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and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company covenants that it will reserve and keep available a sufficient number of shares of its authorized but unissued Stock for such exercise. The Company will take all such reasonable action as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

     3.  Adjustment of Stock Purchase Price and Number of Shares.  The Stock
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Purchase Price and, in some cases, the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

          3.1  Subdivision or Combination of Stock and Stock Dividend.  In case
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the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares or declare a dividend upon its Stock payable solely in shares of Stock, the Stock Purchase Price in effect immediately prior to such subdivision or declaration shall be proportionately reduced, and the number of shares issuable upon exercise of the Warrant shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares issuable upon exercise of the Warrant shall be proportionately reduced.

          3.2  Notice of Adjustment.  Promptly after adjustment of the Stock
               ---------------------
Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     4.  Issue Tax.  The issuance of certificates for shares of Stock upon the
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exercise of the Warrant shall be made without charge to the Holder of the
Warrant for any issue tax in respect thereof; provided, however, that the

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Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

     5.  No Voting or Dividend Rights; Limitation of Liability.  Nothing
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contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Notwithstanding the foregoing, the Company agrees that it will provide Holder with copies of all financial statements, reports, notices and other statements sent by the Company to its shareholders. Except for the adjustment to the Stock Purchase Price pursuant to Section 3.1 in the event of a dividend on the Stock payable in shares of Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

     6.  Restrictions on Transferability of Securities; Compliance With
         --------------------------------------------------------------
Securities Act.
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     6.1  Restrictions on Transferability.  This Warrant and the Stock issuable
          --------------------------------
upon exercise hereof (collectively, the "Securities"), shall not be transferable in the absence of registration under the Act or an exemption therefrom under said Act and the Company is not required to register this Warrant or the Stock issuable upon exercise hereof or to take any action or make such an exemption available.

     6.2  Restrictive Legend.  Each certificate representing the Stock or any
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other securities issued in respect of the Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR SUCH LAWS AND THE RULES AND REGULATIONS THEREUNDER.

     7.   Modification and Waiver.  This Warrant and any provision hereof may be
          ------------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     8.   Notices.  Any notice, request or other document required or permitted
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to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to

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each such Holder at its address as shown on the books of the Company or to the
Company at the address indicated therefor in the first paragraph of this Warrant.

     9.  Descriptive Headings and Governing Law.  The descriptive headings of
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the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

     10.  Lost Warrants or Stock Certificates.  The Company represents and
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warrants to Holder that upon receipt of evidence reasonably satisfactory to the
Company of the loss, theft, destruction or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     11.  Fractional Shares.  No fractional shares shall be issued upon exercise
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of this Warrant.  The Company shall, in lieu of issuing any fractional share pay the holder entitled to such fraction a sum in cash equal to the fair market value of any such fractional interest as it shall appear on the public market, or if there is no public market for such shares, then as shall be reasonably determined by the Company.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer, thereunto duly authorized as of the 15th day of April, 1996.

                                         NITINOL MEDICAL TECHNOLOGIES, INC.


                                         By: /s/Thomas M. Tully
                                            ---------------------------
                                          Thomas M. Tully
                                          President

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